SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     ---------------------------------------


                       PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 3, 1996

                      INTERNATIONAL BANCSHARES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                          Commission File Number 0-9439

             TEXAS                                               74-2157138
 (State or other Jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                            Identification No.)

   1200 SAN BERNARDO, LAREDO, TEXAS                              78040-1359
(Address of principal executive offices)                         (ZIP Code)


       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (210) 722-7611


                                      NONE
          (Former name or former address, if changed since last report)

                                        1

ITEM 5.           OTHER EVENTS



         On April 3, 1996, International Bancshares Corporation issued a news release announcing a fifty cents per share cash dividend and a 25% stock split up effected through a stock dividend payable on its outstanding shares of common stock. The news release, attached hereto and filed herewith as Exhibit 99, is incorporated herein by reference.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS



         c.       Exhibits

                  The following exhibit is filed as part of this report:

                  (99) News release of International Bancshares Corporation dated April 3, 1996.

                                        2

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      INTERNATIONAL BANCSHARES CORPORATION
                                  (Registrant)


                                    By:     /S/ DENNIS E. NIXON
                                            DENNIS E. NIXON, President,
                                            and Chief Executive Officer

Date:  April 3, 1996
                                        3

                                  EXHIBIT INDEX




Exhibit                                                                 Page
NUMBER                      DESCRIPTION                                NUMBER
- -------                     -----------                                ------

 99               News Release of International                           5
                  Bancshares Corporation dated
                  April 3, 1996

                                        4